Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I (“VC I”)

Small Cap Special Values Fund

(the “Fund”)

Supplement dated November 13, 2015 to the Fund’s

Summary Prospectus dated October 1, 2015, as amended

At the October 26-27, 2015 meeting of the Board of Directors (the “Board”) of VC I, the Board approved the termination of the Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Dreman Value Management, LLC (“Dreman”) with respect to the Fund. It is currently expected that the portion of the Fund’s assets managed by Dreman will be transitioned to Wells Capital Management Incorporated (“Wells Capital”), an existing sub-adviser to the Fund, on or about December 7, 2015. Upon the termination of Dreman, Wells Capital will become the Fund’s sole sub-adviser and all reference to Dreman will be deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.